Exhibit 1.2

EXECUTION VERSION

Vodafone Group Plc

U.S.$500,000,000 NC5.25 Capital Securities due June 2081

U.S.$1,000,000,000 NC10 Capital Securities due June 2081

U.S.$950,000,000 NC30 Capital Securities due June 2081

I, Jamie Stead, Group Treasury Director of Vodafone Group Plc (the “Company”), pursuant to resolutions duly adopted by the Board of Directors of the Company on March 30, 2021 and pursuant to and in accordance with Section 301 of the Indenture (as defined below), HEREBY APPROVE AND CONFIRM the terms set forth below and in Exhibit D hereto:

U.S.$500,000,000 NC5.25 Capital Securities due 2081 (the “Tranche 1 Securities”)

The terms set forth with respect to the Tranche 1 Securities in Exhibit A.

The Tranche 1 Securities will be issued in fully registered form and will be represented by one (1) Global Security, which will be registered in the name of The Depository Trust Company’s nominee, Cede & Co.

U.S.$1,000,000,000 NC10 Capital Securities due 2081 (the “Tranche 2 Securities”)

The terms set forth with respect to the Tranche 2 Securities in Exhibit B.

The Tranche 2 Securities will be issued in fully registered form and will be represented by two (2) Global Securities, which will be registered in the name of The Depository Trust Company’s nominee, Cede & Co.

U.S.$950,000,000 NC30 Capital Securities due 2081 (the “Tranche 3 Securities” and, together with the Tranche 1 Securities and the Tranche 2 Securities, the “Securities”)

The terms set forth with respect to the Tranche 3 Securities in Exhibit C.

The Tranche 3 Securities will be issued in fully registered form and will be represented by two (2) Global Securities, which will be registered in the name of The Depository Trust Company’s nominee, Cede & Co.

Terms of the Securities:

Place of Payment, Paying Agent:

The Bank of New York Mellon

Corporate Trust Office

240 Greenwich Street

New York, NY 10286

United States of America

The Bank of New York Mellon

40th Floor

One Canada Square

London E14 5AL

United Kingdom

Notices and Demands to Company:	Vodafone Group Plc Vodafone House The Connection Newbury Berkshire RG14 2FN United Kingdom
Or

C T Corporation System 28 Liberty Street New York, NY 10005 United States of America
Electronic Means:

“Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to the Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

Electronic signing:

Anything in the Indenture or the Securities  to the contrary notwithstanding, the words “execute,” “execution,” “signed” and “signature” and words of similar import used in or related to any document to be signed in connection with the Indenture, the Securities, or any of the transaction documents contemplated hereby or thereby (including the  Securities, the Trustee’s certificate of authentication on the Securities, any Company order, Officer’s Certificate and Opinion of Counsel and amendments, supplements, waivers, consents and other modifications to any documents) shall be deemed to include signing by manual signatures that are scanned or photocopied or other electronic format (including “pdf,” “tif” or “jpg”) or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is approved by the Trustee, and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act.

Other Terms of the Securities:	The other terms of the Securities shall be substantially as set forth in the Indenture, dated as of February 10, 2000 (the “Indenture”), the Base Prospectus dated July 29, 2020, and the Prospectus Supplement, dated June 1, 2021 (the “Prospectus Supplement”), relating to the Securities and the forms of the notes attached hereto as Exhibits A through C and the Securities shall be substantially in the forms of such forms.

The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating to such covenants and conditions, in respect of compliance with which this certificate is made;

The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers of the Company familiar with the matters set forth herein;

In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

In the opinion of the undersigned, such conditions and covenants have been complied with.

Dated: June 4, 2021

/s/ Jamie Stead
Name:	Jamie Stead
Title:	Group Treasury Director

Exhibit A

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VODAFONE GROUP PLC

U.S.$500,000,000
NC5.25 CAPITAL SECURITIES due 2081

No. 001	CUSIP NO. 92857W BV1
ISIN NO. US92857WBV19

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              U.S. dollars (U.S.$                 ) on June 4, 2081 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from June 4, 2021 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 4 and September 4 of each year, commencing March 4, 2022, and on the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

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“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City. If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

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Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature or PDF or other electronic image scan signature of the Trustee created by an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:

VODAFONE GROUP PLC

By:
Name:
Title:

[Vodafone Signature Page to NC5.25 Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Trustee Signature Page to NC5.25 Global Note]

Reverse of Note

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$500,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements. The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date (as defined below).

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

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Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 3.250% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$16.25 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” below, the “Subsequent Fixed Interest Rate” shall be the sum, as determined by the Agent Bank, of the relevant Five-Year Treasury Rate plus the Margin applicable to that Reset Period, where:

“Five-Year Treasury Rate” means, as of any Reset Interest Determination Date, the average of the yields on actively traded U.S. treasury securities adjusted to constant maturity, for five-year maturities, for the most recent five business days appearing under the caption “Treasury Constant Maturities” in the most recent H.15.

If the Issuer, in its sole discretion, determines that the Five-Year Treasury Rate cannot be determined pursuant to the method described above, the Issuer may use reasonable efforts to designate an unaffiliated agent or advisor, which may include an unaffiliated underwriter for the offering of the Securities or any affiliate of any such underwriter (the “Designee”), to determine whether there is an industry-accepted successor rate to the Five-Year Treasury Rate. If the Designee determines that there is such an industry-accepted successor rate to the Five-Year Treasury Rate, then the Five-Year Treasury Rate shall be such successor rate and, in that case, the Designee may then determine and adjust the business day convention, the definition of business day and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate, in a manner that is consistent with industry accepted practices for such substitute or successor base rate. No such adjustment shall affect the Trustee’s or the Agent Bank’s own rights, duties or immunities under the Indenture, the calculation agent agreement or otherwise.

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If the Five-Year Treasury Rate cannot be determined pursuant to the methods described in the paragraphs above, the rate will be equal to the Five-Year Treasury Rate for the last preceding Reset Period (or, in the case of the first Reset Period, the rate equal to 0.803% per annum).

“H.15” means the daily statistical release designated as such, or any successor publication as determined by the Issuer in its sole discretion, published by the Board of Governors of the United States Federal Reserve System, and “most recent H.15” means the H.15 published closest in time but prior to the close of business on the Reset Interest Determination Date.

As used in this section:

“Margin” means: (i) in respect of each Reset Period which falls in the period commencing on (and including) September 4, 2026 and ending on (but excluding) September 4, 2031, 244.7 bps; (ii) for each Reset Period which falls in the period commencing on (and including) September 4, 2031 and ending on (but excluding) September 4, 2046, 269.7 bps; (iii) for each Reset Period which falls on or after September 4, 2046, 344.7 bps;

“Reset Interest Determination Date” means the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period, provided that the Subsequent Fixed Interest Rate shall never be lower than 0% (zero), and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer will cause the Agent Bank to determine, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period and promptly notify the Issuer.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

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Agent Bank

With effect from the First Reset Date, the Issuer will maintain an Agent Bank which will calculate the relevant Interest Rate.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, New York. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, New York. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “—Interest Payments” by the Agent Bank shall (in the absence of manifest error) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and no liability to the Holders, the Issuer or the Trustee will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions; provided that none of the Trustee, the Agent Bank or any Paying Agent shall have any responsibility to determine whether any manifest error has occurred and, in the absence of notice from the Issuer, may conclusively assume that no manifest error has occurred and shall suffer no liability in so assuming.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “—Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under “—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions set forth under “Interest Payments”, on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Without prejudice to the Issuer’s right to redeem the Securities in accordance with the provision set forth under “—Redemption—Redemption for Change of Control Event” following the occurrence of any Change of Control Event, the provision set forth under this “—Interest Payments—Step-up after Change of Control Event” shall only apply in relation to the first Change of Control Event to occur while any Securities remain outstanding.

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Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders of the Securities in accordance with the notice provisions set forth in the Indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the Indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on June 4, 2081. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

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Issuer’s Call Option

The Issuer may, by giving not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date during the period commencing on (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Make Whole Redemption by the Issuer

The Issuer may, by giving not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and, in accordance with the notice provisions of the Indenture, the Holders (which notice shall be irrevocable and shall specify the date fixed for redemption (the “Make Whole Redemption Date”)), redeem all, but not some only, of the Securities then outstanding on any Business Day falling prior to the First Call Date at the Make Whole Redemption Amount together with any accrued and unpaid interest up to (but excluding) the Make Whole Redemption Date and any outstanding Arrears of Interest. No later than the Business Day immediately following the Reference Date, the Issuer shall cause the Determination Agent to notify the Issuer, the Trustee and the Principal Paying Agent of the Make Whole Redemption Amount, the Reference Bond Rate and (if applicable) the details of any Similar Security. The Issuer will promptly thereafter notify, in accordance with the notice provisions of the Indenture, the Holders of the Make Whole Redemption Amount, the Reference Bond Rate and (if applicable) the details of any Similar Security. Upon the expiry of such notice, the Issuer shall redeem the Securities.

For the purposes of this subsection, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Determination Agent” means an investment bank or financial institution of international standing selected by (and at the expense of) the Issuer for the purposes of the calculating the Make Whole Redemption Amount and, if applicable, selecting a Similar Security;

“Make Whole Redemption Amount” means an amount in U.S. dollars equal to the higher of: (x) 100% of the principal amount outstanding of the Securities to be redeemed and (y) the sum of the present values of the principal amount outstanding of the Securities and the Remaining Term Interest on the Securities (exclusive of any outstanding Arrears of Interest and any interest accruing on the principal amount of the Securities from, and including, the last Interest Payment Date or, as the case may be, the Issue Date, immediately preceding the Make Whole Redemption Date to, but excluding, the Make Whole Redemption Date) and such present values shall be calculated by discounting such amounts to such Make Whole Redemption Date, on a semi-annual basis (assuming a day count fraction as described under “—Interest Payments—Interest Accrual”) at a per annum rate equal to the Reference Bond Rate, plus the Redemption Margin, all as determined by the Determination Agent;

“Quotation Time” means 11.00 a.m. (New York City time);

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“Redemption Margin” means 0.40% per annum;

“Reference Bond” means U.S. Treasury 0.750% due May 2026 (ISIN: US91282CCF68), or if such security is no longer outstanding, a Similar Security chosen by the Determination Agent and notified to the Issuer;

“Reference Bond Price” means, with respect to the Make Whole Redemption Date, (a) the arithmetic average of the Reference Government Bond Dealer Quotations for the Make Whole Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (b) if the Determination Agent obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations;

“Reference Bond Rate” means, with respect to the Make Whole Redemption Date, the rate per annum equal to the annual or semi-annual yield (as the case may be) to maturity or interpolated yield to maturity (on the relevant day count basis) of the Reference Bond, assuming a price for the Reference Bond (expressed as a percentage of its principal amount) equal to the Reference Bond Price for such Make Whole Redemption Date;

“Reference Date” means the third Business Day prior to the Make Whole Redemption Date;

“Reference Government Bond Dealer” means each of five banks selected by the Issuer, or their affiliates, which are (a) primary government securities dealers, and their respective successors, or (b) market makers in pricing corporate bond issues (and which may include, for the avoidance of doubt, Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Standard Chartered Bank);

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and the Make Whole Redemption Date, the arithmetic average, as determined by the Determination Agent, of the bid and offered prices for the Reference Bond (expressed in each case as a percentage of its principal amount) at the Quotation Time on the Reference Date quoted in writing to the Determination Agent by such Reference Government Bond Dealer;

“Remaining Term Interest” means the aggregate amount of scheduled payment(s) of interest on the Securities for the remaining term of the Securities up to (but excluding) the First Call Date determined on the basis of the rate of interest applicable to the Securities from (and including) the date on which the Securities are to be redeemed by the Issuer pursuant to the provision set out under this “—Redemption—Make Whole Redemption by Issuer”; and

“Similar Security” means a U.S. Treasury security having an actual or interpolated maturity comparable with the remaining term of the Securities to be redeemed, assuming for this purpose only that the Securities mature on the First Call Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and of a comparable maturity to the First Call Date.

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Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

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Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the Indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

The Issuer will notify the Trustee and the Principal Paying Agent of the redemption price of Securities to be redeemed promptly after the calculation thereof, and none of the Trustee, any Paying Agent or the Agent Bank shall have any responsibility for any calculation or determination in respect of the redemption price of any Securities, or any component thereof, including any Make Whole Redemption Amount, and shall be entitled to receive, and fully protected in relying upon, an officers’ certificate from the Issuer that states such redemption price.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the Indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 10 but not more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

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Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer and subject as aforesaid, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the rights and/or the protective provisions afforded to it in the terms of the Securities and/or any documents to which it is a party in any way and, separately, against which it is not indemnified and/or secured and/or prefunded to its satisfaction, if it shall so require. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)           are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)           rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

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(c)           contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)            provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)           preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)          preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)          do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)          do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)          are (i) listed on the Nasdaq Global Market, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Main Market or (iii) listed on such other stock exchange as is a Recognized Stock Exchange at that time as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000; and

“Recognized Stock Exchange” means a recognized stock exchange as defined in section 1005 of the Income Tax Act 2007 as the same may be amended from time to time and any provision statute or statutory instrument replacing the same from time to time.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to giving any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option” or “—Redemption—Make Whole Redemption by the Issuer”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

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Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the Indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

In the event of:

(i)            an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide for a claim to be made in the winding-up or administration of the Issuer in respect of the Securities); or

(ii)           an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest (and, in the case of an administration, on the assumption that holders of preference shares were entitled to claim and recover in respect of their preference shares to the same degree as in a winding-up).

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Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of their holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention. Notwithstanding the preceding sentence, if any of the rights and claims of any Holder in respect of or arising under or in connection with the Securities are discharged by set-off, such Holder will, subject to applicable law, (and by acquiring the Securities, will be deemed to have agreed that it shall) immediately pay an amount equal to the amount of such discharge to the Issuer or, if applicable, the liquidator, trustee, receiver or administrator of the Issuer and, until such time as payment is made, will hold a sum equal to such amount on trust for the Issuer or, if applicable, the liquidator, trustee, receiver or administrator in the Issuer’s winding-up or administration. Accordingly, any such discharge will be deemed not to have taken place.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10)), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or premium (if any) or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the Indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove and/or claim in the winding-up or administration of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the Indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

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Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the Indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the Indenture unless (i) it shall have been so directed or requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or to prove or claim in the winding-up or administration of the Issuer (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails or is unable to do so within a 60 day period and such failure or inability shall be continuing, in which case such Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the Indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the Indenture. For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any winding-up or administration of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Definitions

As used in this Security, the following terms have the meanings set forth below. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the calculation agent agreement with the Issuer dated as of June 4, 2021, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the relevant Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible (or if the Securities have been partially or fully re-financed since the Issue Date and are no longer eligible for “equity credit” in part or in full as a result thereof, the Securities would no longer have been eligible as a result of such change had they not been re-financed) for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

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“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a)           a Change of Control occurs; and

(b)           any of the Issuer’s Senior Unsecured Obligations carry:

(A)          an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B)          (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)           such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)           and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

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(c)           in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s Investors Service Limited (“Moody’s”) or S&P Global Ratings Europe (“S&P”) are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a)           a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b)           a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or

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(c)           the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d)           the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Determination Agent” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means June 4, 2026;

“First Reset Date” means September 4, 2026;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means March 4 and September 4 in each year, commencing on (and including) March 4, 2022, and the Maturity Date, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

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“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Make Whole Redemption Amount” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Mandatory Settlement Date” means the earlier of:

(a)           the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b)           the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c)           the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means June 4, 2081, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Limited, Moody’s or S&P or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Redemption Margin” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

20

“Reference Bond Price” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond Rate” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Date” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Government Bond Dealer” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Government Bond Dealer Quotations” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Remaining Term Interest” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Interest Determination Date” means the second U.S. Government Business Day prior to the relevant Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Similar Security” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

21

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a)           owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b)           carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a)           in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in its jurisdiction of incorporation, and any other territory or authority or additional territory or authority to whose taxing jurisdiction the Issuer has become subject (the “Relevant Jurisdiction”) or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b)           the Securities are prevented from being treated as loan relationships for tax purposes in the Relevant Jurisdiction; or

(c)           in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable tax purposes in the Relevant Jurisdiction (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the Relevant Jurisdiction or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the Relevant Jurisdiction is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

22

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and

a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

23

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

24

Exhibit B

2

VODAFONE GROUP PLC

U.S.$500,000,000
NC10 CAPITAL SECURITIES due 2081

No. 00[1/2]	CUSIP NO. 92857W BW9 ISIN NO. US92857WBW91

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of U.S. dollars (U.S.$ ) on June 4, 2081 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from June 4, 2021 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi- annually in arrears on June 4 and December 4 of each year, commencing December 4, 2021, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

3

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City. If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

4

Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature or PDF or other electronic image scan signature of the Trustee created by an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

5

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

  Dated:

VODAFONE GROUP PLC

By:
Name:
Title:

[Vodafone Signature Page to NC10 Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

  Dated:

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

[Trustee Signature Page to NC10 Global Note]

Reverse of Note

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$1,000,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements. The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date (as defined below).

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 4.125% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$20.63 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” below, the “Subsequent Fixed Interest Rate” shall be the sum, as determined by the Agent Bank, of the relevant Five-Year Treasury Rate plus the Margin applicable to that Reset Period, where:

“Five-Year Treasury Rate” means, as of any Reset Interest Determination Date, the average of the yields on actively traded U.S. treasury securities adjusted to constant maturity, for five-year maturities, for the most recent five business days appearing under the caption “Treasury Constant Maturities” in the most recent H.15.

If the Issuer, in its sole discretion, determines that the Five-Year Treasury Rate cannot be determined pursuant to the method described above, the Issuer may use reasonable efforts to designate an unaffiliated agent or advisor, which may include an unaffiliated underwriter for the offering of the Securities or any affiliate of any such underwriter (the “Designee”), to determine whether there is an industry-accepted successor rate to the Five-Year Treasury Rate. If the Designee determines that there is such an industry-accepted successor rate to the Five-Year Treasury Rate, then the Five-Year Treasury Rate shall be such successor rate and, in that case, the Designee may then determine and adjust the business day convention, the definition of business day and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate, in a manner that is consistent with industry accepted practices for such substitute or successor base rate. No such adjustment shall affect the Trustee’s or the Agent Bank’s own rights, duties or immunities under the Indenture, the calculation agent agreement or otherwise.

If the Five-Year Treasury Rate cannot be determined pursuant to the methods described in the paragraphs above, the rate will be equal to the Five-Year Treasury Rate for the last preceding Reset Period (or, in the case of the first Reset Period, the rate equal to 1.608% per annum).

“H.15” means the daily statistical release designated as such, or any successor publication as determined by the Issuer in its sole discretion, published by the Board of Governors of the United States Federal Reserve System, and “most recent H.15” means the H.15 published closest in time but prior to the close of business on the Reset Interest Determination Date.

As used in this section:

“Margin” means: (i) in respect of each Reset Period which falls in the period commencing on (and including) June 4, 2031 and ending on (but excluding) June 4, 2051, 276.7 bps; and (ii) for each Reset Period which falls on or after June 4, 2051, 351.7 bps;

“Reset Interest Determination Date” means the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period, provided that the Subsequent Fixed Interest Rate shall never be lower than 0% (zero), and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer will cause the Agent Bank to determine, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period and promptly notify the Issuer.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

Agent Bank

With effect from the First Reset Date, the Issuer will maintain an Agent Bank which will calculate the relevant Interest Rate.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, New York. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, New York. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “—Interest Payments” by the Agent Bank shall (in the absence of manifest error) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and no liability to the Holders, the Issuer or the Trustee will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions; provided that none of the Trustee, the Agent Bank or any Paying Agent shall have any responsibility to determine whether any manifest error has occurred and, in the absence of notice from the Issuer, may conclusively assume that no manifest error has occurred and shall suffer no liability in so assuming.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “—Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under “—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions set forth under “Interest Payments”, on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Without prejudice to the Issuer’s right to redeem the Securities in accordance with the provision set forth under “—Redemption—Redemption for Change of Control Event” following the occurrence of any Change of Control Event, the provision set forth under this “—Interest Payments—Step-up after Change of Control Event” shall only apply in relation to the first Change of Control Event to occur while any Securities remain outstanding.

Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders of the Securities in accordance with the notice provisions set forth in the Indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the Indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on June 4, 2081. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

Issuer’s Call Option

The Issuer may, by giving not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date during the period commencing on (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Make Whole Redemption by the Issuer

The Issuer may, by giving not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and, in accordance with the notice provisions of the Indenture, the Holders (which notice shall be irrevocable and shall specify the date fixed for redemption (the “Make Whole Redemption Date”)), redeem all, but not some only, of the Securities then outstanding on any Business Day falling prior to the First Call Date at the Make Whole Redemption Amount together with any accrued and unpaid interest up to (but excluding) the Make Whole Redemption Date and any outstanding Arrears of Interest. No later than the Business Day immediately following the Reference Date, the Issuer shall cause the Determination Agent to notify the Issuer, the Trustee and the Principal Paying Agent of the Make Whole Redemption Amount, the Reference Bond Rate and (if applicable) the details of any Similar Security. The Issuer will promptly thereafter notify, in accordance with the notice provisions of the Indenture, the Holders of the Make Whole Redemption Amount, the Reference Bond Rate and (if applicable) the details of any Similar Security. Upon the expiry of such notice, the Issuer shall redeem the Securities.

For the purposes of this subsection, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Determination Agent” means an investment bank or financial institution of international standing selected by (and at the expense of) the Issuer for the purposes of the calculating the Make Whole Redemption Amount and, if applicable, selecting a Similar Security;

“Make Whole Redemption Amount” means an amount in U.S. dollars equal to the higher of: (x) 100% of the principal amount outstanding of the Securities to be redeemed and (y) the sum of the present values of the principal amount outstanding of the Securities and the Remaining Term Interest on the Securities (exclusive of any outstanding Arrears of Interest and any interest accruing on the principal amount of the Securities from, and including, the last Interest Payment Date or, as the case may be, the Issue Date, immediately preceding the Make Whole Redemption Date to, but excluding, the Make Whole Redemption Date) and such present values shall be calculated by discounting such amounts to such Make Whole Redemption Date, on a semi-annual basis (assuming a day count fraction as described under “—Interest Payments—Interest Accrual”) at a per annum rate equal to the Reference Bond Rate, plus the Redemption Margin, all as determined by the Determination Agent;

“Quotation Time” means 11.00 a.m. (New York City time);

“Redemption Margin” means 0.40% per annum;

“Reference Bond” means U.S. Treasury 1.625% due May 2031 (ISIN: US91282CCB54), or if such security is no longer outstanding, a Similar Security chosen by the Determination Agent and notified to the Issuer;

“Reference Bond Price” means, with respect to the Make Whole Redemption Date, (a) the arithmetic average of the Reference Government Bond Dealer Quotations for the Make Whole Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (b) if the Determination Agent obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations;

“Reference Bond Rate” means, with respect to the Make Whole Redemption Date, the rate per annum equal to the annual or semi-annual yield (as the case may be) to maturity or interpolated yield to maturity (on the relevant day count basis) of the Reference Bond, assuming a price for the Reference Bond (expressed as a percentage of its principal amount) equal to the Reference Bond Price for such Make Whole Redemption Date;

“Reference Date” means the third Business Day prior to the Make Whole Redemption Date;

“Reference Government Bond Dealer” means each of five banks selected by the Issuer, or their affiliates, which are (a) primary government securities dealers, and their respective successors, or (b) market makers in pricing corporate bond issues (and which may include, for the avoidance of doubt, Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Standard Chartered Bank);

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and the Make Whole Redemption Date, the arithmetic average, as determined by the Determination Agent, of the bid and offered prices for the Reference Bond (expressed in each case as a percentage of its principal amount) at the Quotation Time on the Reference Date quoted in writing to the Determination Agent by such Reference Government Bond Dealer;

“Remaining Term Interest” means the aggregate amount of scheduled payment(s) of interest on the Securities for the remaining term of the Securities up to (but excluding) the First Call Date determined on the basis of the rate of interest applicable to the Securities from (and including) the date on which the Securities are to be redeemed by the Issuer pursuant to the provision set out under this “—Redemption—Make Whole Redemption by Issuer”; and

“Similar Security” means a U.S. Treasury security having an actual or interpolated maturity comparable with the remaining term of the Securities to be redeemed, assuming for this purpose only that the Securities mature on the First Call Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and of a comparable maturity to the First Call Date.

Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the Indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

The Issuer will notify the Trustee and the Principal Paying Agent of the redemption price of Securities to be redeemed promptly after the calculation thereof, and none of the Trustee, any Paying Agent or the Agent Bank shall have any responsibility for any calculation or determination in respect of the redemption price of any Securities, or any component thereof, including any Make Whole Redemption Amount, and shall be entitled to receive, and fully protected in relying upon, an officers’ certificate from the Issuer that states such redemption price.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the Indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 10 but not more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer and subject as aforesaid, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the rights and/or the protective provisions afforded to it in the terms of the Securities and/or any documents to which it is a party in any way and, separately, against which it is not indemnified and/or secured and/or prefunded to its satisfaction, if it shall so require. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)            are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)            rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

(c)            contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)            provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)            preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)            preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)            do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)            do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)            are (i) listed on the Nasdaq Global Market, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Main Market or (iii) listed on such other stock exchange as is a Recognized Stock Exchange at that time as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000; and

“Recognized Stock Exchange” means a recognized stock exchange as defined in section 1005 of the Income Tax Act 2007 as the same may be amended from time to time and any provision statute or statutory instrument replacing the same from time to time.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to giving any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option” or “—Redemption—Make Whole Redemption by the Issuer”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the Indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

In the event of:

(i)            an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide for a claim to be made in the winding-up or administration of the Issuer in respect of the Securities); or

(ii)            an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest (and, in the case of an administration, on the assumption that holders of preference shares were entitled to claim and recover in respect of their preference shares to the same degree as in a winding-up).

Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of their holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention. Notwithstanding the preceding sentence, if any of the rights and claims of any Holder in respect of or arising under or in connection with the Securities are discharged by set-off, such Holder will, subject to applicable law, (and by acquiring the Securities, will be deemed to have agreed that it shall) immediately pay an amount equal to the amount of such discharge to the Issuer or, if applicable, the liquidator, trustee, receiver or administrator of the Issuer and, until such time as payment is made, will hold a sum equal to such amount on trust for the Issuer or, if applicable, the liquidator, trustee, receiver or administrator in the Issuer’s winding-up or administration. Accordingly, any such discharge will be deemed not to have taken place.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10)), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or premium (if any) or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the Indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove and/or claim in the winding-up or administration of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the Indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the Indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the Indenture unless (i) it shall have been so directed or requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or to prove or claim in the winding-up or administration of the Issuer (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails or is unable to do so within a 60 day period and such failure or inability shall be continuing, in which case such Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the Indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the Indenture. For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any winding-up or administration of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Definitions

As used in this Security, the following terms have the meanings set forth below. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the calculation agent agreement with the Issuer dated as of June 4, 2021, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the relevant Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible (or if the Securities have been partially or fully re-financed since the Issue Date and are no longer eligible for “equity credit” in part or in full as a result thereof, the Securities would no longer have been eligible as a result of such change had they not been re-financed) for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a)            a Change of Control occurs; and

(b)            any of the Issuer’s Senior Unsecured Obligations carry:

(A)            an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B)            (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)            such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)            and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

(c)            in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s Investors Service Limited (“Moody’s”) or S&P Global Ratings Europe (“S&P”) are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a)            a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b)            a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or

(c)            the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d)            the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Determination Agent” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means March 4, 2031;

“First Reset Date” means June 4, 2031;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means June 4 and December 4 in each year, commencing on (and including) December 4, 2021, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Make Whole Redemption Amount” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Mandatory Settlement Date” means the earlier of:

(a)            the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b)            the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c)            the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means June 4, 2081, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Limited, Moody’s or S&P or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Redemption Margin” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond Price” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond Rate” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Date” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Government Bond Dealer” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Government Bond Dealer Quotations” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Remaining Term Interest” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Interest Determination Date” means the second U.S. Government Business Day prior to the relevant Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Similar Security” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a)            owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b)            carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a)            in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in its jurisdiction of incorporation, and any other territory or authority or additional territory or authority to whose taxing jurisdiction the Issuer has become subject (the “Relevant Jurisdiction”) or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b)            the Securities are prevented from being treated as loan relationships for tax purposes in the Relevant Jurisdiction; or

(c)            in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable tax purposes in the Relevant Jurisdiction (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the Relevant Jurisdiction or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the Relevant Jurisdiction is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and

a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

Exhibit C

VODAFONE GROUP PLC

U.S.$[450/500],000,000
NC30 CAPITAL SECURITIES due 2081

No. 00[1/2]	CUSIP NO. 92857W BX7
ISIN NO. US92857WBX74

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which terms include any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                 U.S. dollars (U.S.$           ) on June 4, 2081 (the “Stated Maturity Date”), and to pay interest thereon, but subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof, from June 4, 2021 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on June 4 and December 4 of each year, commencing December 4, 2021, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the interest rates set forth on the reverse hereof until the principal hereof is paid or made available for payment, provided that if any Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding Business Day (without the accrual of any additional interest for such period), except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the Stated Maturity Date would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after such Stated Maturity Date.

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City. If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, subject to deferral as set forth under “Optional Interest Deferral” on the reverse hereof. The Regular Record Date shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The Regular Record Date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Issuer may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature or PDF or other electronic image scan signature of the Trustee created by an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually or in facsimile.

Dated:

VODAFONE GROUP PLC

By:
Name:
Title:

[Vodafone Signature Page to NC30 Global Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

[Trustee Signature Page to NC30 Global Note]

Reverse of Note

This security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”, or any one, a “Security”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$950,000,000.

The changes, modifications and supplements to the provisions of the Indenture effected by the provisions of this Security set forth herein shall be applicable only with respect to, and shall only govern the terms of (and only the rights of the Holders and the obligations of the Issuer with respect to), the Securities, and shall not apply to any other securities that may be issued under the Indenture (or govern the rights of the Holders or the obligations of the Issuer with respect to any other such securities) unless a supplemental indenture with respect to such other securities specifically incorporates such changes, modifications and supplements. The provisions of this Security set forth herein shall supersede any conflicting or inconsistent provisions in the Indenture, with respect to the Securities, to the extent of such conflict or inconsistency.

Interest Payments

Interest Accrual

The Securities will cease to bear interest from (and including) the date of redemption thereof pursuant to the provisions set forth under “—Redemption” or the date of substitution thereof pursuant to “—Substitution or Variation”, as the case may be, unless, upon due presentation, payment of all amounts due in respect of the Securities is not made, in which event interest shall continue to accrue in respect of unpaid amounts on the Securities, both before and after judgment, and shall be payable, up to (but excluding) the Relevant Date (as defined below).

Except as provided in “—Interest Payments—First Fixed Interest Rate” below, where it is necessary to calculate an amount of interest in respect of any Security for a period which is less than or equal to a complete Interest Period, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

Where it is necessary to calculate an amount of interest in respect of any Security for a period of more than one Interest Period, such interest shall be the aggregate of the interest payable in respect of a full Interest Period plus the interest payable in respect of the remaining period calculated in the manner as aforesaid.

Interest in respect of any Security shall be calculated per U.S.$1,000 in principal amount thereof (the “Calculation Amount”). The amount of interest payable per Calculation Amount for any period shall, except as provided in “—Interest Payments—First Fixed Interest Rate” below, be equal to the product of the relevant Interest Rate, the Calculation Amount and the day count fraction as described in this sub-section for the relevant period, rounding the resulting figure to the nearest cent (half a cent being rounded upwards). The amount of interest payable in respect of each Security shall be the aggregate of the amounts (determined in the manner provided above) for each Calculation Amount comprising the denomination of such Security without any further rounding.

First Fixed Interest Rate

For each Interest Period ending prior to the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the rate of 5.125% per annum (the “First Fixed Interest Rate”), payable semi-annually in arrears on the related Interest Payment Dates. Subject to “—Optional Interest Deferral”, the Interest Payment in respect of each Interest Period commencing before the First Reset Date will amount to U.S.$25.63 per Calculation Amount.

Subsequent Fixed Interest Rates

For each Interest Period which commences on or after the First Reset Date, the Securities bear interest, subject to “—Optional Interest Deferral”, at the Subsequent Fixed Interest Rate determined on the Reset Interest Determination Date in respect of the Reset Period in which that Interest Period falls. Such interest shall be payable semi-annually in arrears on the related Interest Payment Dates until (and including) the Maturity Date and, subject to “—Interest Payments—Step-up after Change of Control Event” below, the “Subsequent Fixed Interest Rate” shall be the sum, as determined by the Agent Bank, of the relevant Five-Year Treasury Rate plus the Margin applicable to that Reset Period, where:

“Five-Year Treasury Rate” means, as of any Reset Interest Determination Date, the average of the yields on actively traded U.S. treasury securities adjusted to constant maturity, for five-year maturities, for the most recent five business days appearing under the caption “Treasury Constant Maturities” in the most recent H.15.

If the Issuer, in its sole discretion, determines that the Five-Year Treasury Rate cannot be determined pursuant to the method described above, the Issuer may use reasonable efforts to designate an unaffiliated agent or advisor, which may include an unaffiliated underwriter for the offering of the Securities or any affiliate of any such underwriter (the “Designee”), to determine whether there is an industry-accepted successor rate to the Five-Year Treasury Rate. If the Designee determines that there is such an industry-accepted successor rate to the Five-Year Treasury Rate, then the Five-Year Treasury Rate shall be such successor rate and, in that case, the Designee may then determine and adjust the business day convention, the definition of business day and the Reset Interest Determination Date to be used and any other relevant methodology for calculating such substitute or successor base rate, including any adjustment factor needed to make such substitute or successor base rate comparable to the Five-Year Treasury Rate, in a manner that is consistent with industry accepted practices for such substitute or successor base rate. No such adjustment shall affect the Trustee’s or the Agent Bank’s own rights, duties or immunities under the Indenture, the calculation agent agreement or otherwise.

If the Five-Year Treasury Rate cannot be determined pursuant to the methods described in the paragraphs above, the rate will be equal to the Five-Year Treasury Rate for the last preceding Reset Period (or, in the case of the first Reset Period, the rate equal to 2.302% per annum).

“H.15” means the daily statistical release designated as such, or any successor publication as determined by the Issuer in its sole discretion, published by the Board of Governors of the United States Federal Reserve System, and “most recent H.15” means the H.15 published closest in time but prior to the close of business on the Reset Interest Determination Date.

As used in this section:

“Margin” means: (i) in respect of each Reset Period which falls in the period commencing on (and including) June 4, 2051 and ending on (but excluding) June 4, 2071, 307.3 bps; and (ii) for each Reset Period which falls on or after June 4, 2071, 382.3 bps;

“Reset Interest Determination Date” means the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Reset Period; and

“U.S. Government Securities Business Days” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

The Subsequent Fixed Interest Rate shall be determined as provided above in respect of each Reset Period, provided that the Subsequent Fixed Interest Rate shall never be lower than 0% (zero), and, as so determined, such rate shall apply to each Interest Period falling within that Reset Period.

For the purposes of this section, the Agent Bank shall not be responsible to the Issuer or to any third party as a result of the Agent Bank having relied upon or acted on any quotation or information given to it for the purposes of calculating the Subsequent Fixed Interest Rate which subsequently may be found to be incorrect or inaccurate in any way or for any losses whatsoever resulting from acting in accordance therewith.

Determination of Subsequent Fixed Interest Rates

The Issuer will cause the Agent Bank to determine, as soon as practicable after 11.00 a.m. (New York City time) on each Reset Interest Determination Date, the Subsequent Fixed Interest Rate in respect of each Interest Period falling within the relevant Reset Period and promptly notify the Issuer.

Publication of Subsequent Fixed Interest Rates

The Issuer shall cause notice of each Subsequent Fixed Interest Rate determined in accordance the provisions set forth under “Interest Payments” in respect of each relevant Interest Period to be given to the Trustee, the Holders, the Paying Agents and any stock exchange on which the Securities are for the time being listed or admitted to trading, in each case as soon as practicable after its determination but in any event not later than the fourth Business Day thereafter.

Agent Bank

With effect from the First Reset Date, the Issuer will maintain an Agent Bank which will calculate the relevant Interest Rate.

The Issuer may from time to time replace the Agent Bank with another leading financial institution in New York, New York. If the Agent Bank is unable or unwilling to continue to act as the Agent Bank or fails duly to determine a Subsequent Fixed Interest Rate in respect of any Interest Period as provided in “—Interest Payments—Subsequent Fixed Interest Rates”, the Issuer will forthwith appoint another leading financial institution in New York, New York. The Agent Bank may not resign its duties or be removed without a successor having been appointed as aforesaid.

Determinations of Agent Bank Binding

All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions set forth under “—Interest Payments” by the Agent Bank shall (in the absence of manifest error) be binding on the Issuer, the Agent Bank, the Trustee, the Paying Agents and all Holders and no liability to the Holders, the Issuer or the Trustee will attach to the Agent Bank in connection with the exercise or non-exercise by it of any of its powers, duties and discretions; provided that none of the Trustee, the Agent Bank or any Paying Agent shall have any responsibility to determine whether any manifest error has occurred and, in the absence of notice from the Issuer, may conclusively assume that no manifest error has occurred and shall suffer no liability in so assuming.

Step-up after Change of Control Event

Notwithstanding any other provision set forth under “—Interest Payments”, if the Issuer does not elect to redeem the Securities in accordance with the provisions set forth under “—Redemption—Redemption for Change of Control Event” following the occurrence of a Change of Control Event, the then prevailing Interest Rate, and each subsequent Interest Rate otherwise determined in accordance with the provisions set forth under “Interest Payments”, on the Securities shall be increased by 5% per annum with effect from (and including) the date on which the Change of Control Event occurred.

Without prejudice to the Issuer’s right to redeem the Securities in accordance with the provision set forth under “—Redemption—Redemption for Change of Control Event” following the occurrence of any Change of Control Event, the provision set forth under this “—Interest Payments—Step-up after Change of Control Event” shall only apply in relation to the first Change of Control Event to occur while any Securities remain outstanding.

Optional Interest Deferral

Deferral of Payments

The Issuer may, at its discretion, elect to defer all or part of any Interest Payment (a “Deferred Interest Payment”) which is otherwise scheduled to be paid on an Interest Payment Date by giving notice (a “Deferral Notice”) of such election to the Holders of the Securities in accordance with the notice provisions set forth in the Indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Interest Payment Date. Subject to conditions set forth in “—Optional Interest Deferral—Mandatory Settlement”, if the Issuer elects not to make all or part of any Interest Payment on an Interest Payment Date, then it will not have any obligation to pay such interest on the relevant Interest Payment Date and any such non-payment of interest will not constitute an Event of Default or any other breach of its obligations under the Securities or for any other purpose.

Arrears of Interest (as defined below) may be satisfied at the option of the Issuer in whole or in part at any time (the “Optional Deferred Interest Settlement Date”) following delivery of a notice to such effect given by the Issuer to the Holders in accordance with the notice provisions set forth in the Indenture, the Trustee and the Principal Paying Agent not more than 14 nor less than 7 Business Days prior to the relevant Optional Deferred Interest Settlement Date informing them of its election to so satisfy such Arrears of Interest (or part thereof) and specifying the relevant Optional Deferred Interest Settlement Date.

Any Deferred Interest Payment shall itself bear interest (such further interest, together with the Deferred Interest Payment, being “Arrears of Interest”), at the Interest Rate prevailing from time to time, from (and including) the date on which (but for such deferral) the Deferred Interest Payment would otherwise have been due to be made to (but excluding) the relevant Optional Deferred Interest Settlement Date or, as appropriate, such other date on which such Deferred Interest Payment is paid in connection with a Mandatory Settlement as set forth below, in each case such further interest being compounded on each Interest Payment Date.

Non-payment of Arrears of Interest shall not constitute a default by the Issuer under the Securities or for any other purpose, unless such payment is required in connection with a Mandatory Settlement.

Mandatory Settlement

Notwithstanding the provisions above relating to the ability of the Issuer to defer Interest Payments, the Issuer will pay any outstanding Arrears of Interest, in whole but not in part, on the first occurring Mandatory Settlement Date following the Interest Payment Date on which a Deferred Interest Payment first arose (“Mandatory Settlement”).

Redemption

Final Redemption

Unless previously redeemed, purchased, cancelled or substituted, the Securities will be redeemed at 100% of their principal amount, together with any accrued and unpaid interest and any outstanding Arrears of Interest, on June 4, 2081. The Securities may not be redeemed at the option of the Issuer other than in accordance with the provisions set forth under “—Redemption”.

Issuer’s Call Option

The Issuer may, by giving not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable), redeem all, but not less than all, of the Securities on (i) any date during the period commencing on (and including) the First Call Date to (and including) the First Reset Date or (ii) any Interest Payment Date thereafter at their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Make Whole Redemption by the Issuer

The Issuer may, by giving not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and, in accordance with the notice provisions of the Indenture, the Holders (which notice shall be irrevocable and shall specify the date fixed for redemption (the “Make Whole Redemption Date”)), redeem all, but not some only, of the Securities then outstanding on any Business Day falling prior to the First Call Date at the Make Whole Redemption Amount together with any accrued and unpaid interest up to (but excluding) the Make Whole Redemption Date and any outstanding Arrears of Interest. No later than the Business Day immediately following the Reference Date, the Issuer shall cause the Determination Agent to notify the Issuer, the Trustee and the Principal Paying Agent of the Make Whole Redemption Amount, the Reference Bond Rate and (if applicable) the details of any Similar Security. The Issuer will promptly thereafter notify, in accordance with the notice provisions of the Indenture, the Holders of the Make Whole Redemption Amount, the Reference Bond Rate and (if applicable) the details of any Similar Security. Upon the expiry of such notice, the Issuer shall redeem the Securities.

For the purposes of this subsection, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Determination Agent” means an investment bank or financial institution of international standing selected by (and at the expense of) the Issuer for the purposes of the calculating the Make Whole Redemption Amount and, if applicable, selecting a Similar Security;

“Make Whole Redemption Amount” means an amount in U.S. dollars equal to the higher of: (x) 100% of the principal amount outstanding of the Securities to be redeemed and (y) the sum of the present values of the principal amount outstanding of the Securities and the Remaining Term Interest on the Securities (exclusive of any outstanding Arrears of Interest and any interest accruing on the principal amount of the Securities from, and including, the last Interest Payment Date or, as the case may be, the Issue Date, immediately preceding the Make Whole Redemption Date to, but excluding, the Make Whole Redemption Date) and such present values shall be calculated by discounting such amounts to such Make Whole Redemption Date, on a semi-annual basis (assuming a day count fraction as described under “—Interest Payments—Interest Accrual”) at a per annum rate equal to the Reference Bond Rate, plus the Redemption Margin, all as determined by the Determination Agent;

“Quotation Time” means 11.00 a.m. (New York City time);

“Redemption Margin” means 0.45% per annum;

“Reference Bond” means U.S. Treasury 1.875% due February 2051 (ISIN: US912810SU34), or if such security is no longer outstanding, a Similar Security chosen by the Determination Agent and notified to the Issuer;

“Reference Bond Price” means, with respect to the Make Whole Redemption Date, (a) the arithmetic average of the Reference Government Bond Dealer Quotations for the Make Whole Redemption Date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (b) if the Determination Agent obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations;

“Reference Bond Rate” means, with respect to the Make Whole Redemption Date, the rate per annum equal to the annual or semi-annual yield (as the case may be) to maturity or interpolated yield to maturity (on the relevant day count basis) of the Reference Bond, assuming a price for the Reference Bond (expressed as a percentage of its principal amount) equal to the Reference Bond Price for such Make Whole Redemption Date;

“Reference Date” means the third Business Day prior to the Make Whole Redemption Date;

“Reference Government Bond Dealer” means each of five banks selected by the Issuer, or their affiliates, which are (a) primary government securities dealers, and their respective successors, or (b) market makers in pricing corporate bond issues (and which may include, for the avoidance of doubt, Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Standard Chartered Bank);

“Reference Government Bond Dealer Quotations” means, with respect to each Reference Government Bond Dealer and the Make Whole Redemption Date, the arithmetic average, as determined by the Determination Agent, of the bid and offered prices for the Reference Bond (expressed in each case as a percentage of its principal amount) at the Quotation Time on the Reference Date quoted in writing to the Determination Agent by such Reference Government Bond Dealer;

“Remaining Term Interest” means the aggregate amount of scheduled payment(s) of interest on the Securities for the remaining term of the Securities up to (but excluding) the First Call Date determined on the basis of the rate of interest applicable to the Securities from (and including) the date on which the Securities are to be redeemed by the Issuer pursuant to the provision set out under this “—Redemption—Make Whole Redemption by Issuer”; and

“Similar Security” means a U.S. Treasury security having an actual or interpolated maturity comparable with the remaining term of the Securities to be redeemed, assuming for this purpose only that the Securities mature on the First Call Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities denominated in U.S. dollars and of a comparable maturity to the First Call Date.

Redemption for Certain Taxation Reasons

Section 1108 of the Indenture shall not apply to the Securities.

If, immediately prior to the giving of the notice referred to below, a Tax Event or a Withholding Tax Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions at any time all, but not less than all, of the Securities at (i) 101% of their principal amount (in the case of a Tax Event where such redemption occurs prior to the First Call Date) or (ii) at 100% of their principal amount (in the case of a Tax Event where such redemption occurs on or after the First Call Date or in the case of a Withholding Tax Event where such redemption occurs at any time), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Rating Reasons

If, immediately prior to the giving of the notice referred to below, a Capital Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Accounting Reasons

If, immediately prior to the giving of the notice referred to below, an Accounting Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at (i) 101% of their principal amount (where such redemption occurs prior to the First Call Date) or (ii) 100% of their principal amount (where such redemption occurs on or after the First Call Date), together, in each case, with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

Redemption for Change of Control Event

If, immediately prior to the giving of the notice referred to below, a Change of Control Event has occurred and is continuing, then the Issuer may, subject to having given not less than 10 but not more than 60 calendar days’ notice to the Trustee, the Principal Paying Agent and the Holders of the Securities in accordance with the notice provisions set forth in the Indenture (which notice shall be irrevocable) and subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation”, redeem in accordance with such conditions all, but not less than all, of the Securities at any time at 101% of their principal amount, together with any accrued and unpaid interest up to (but excluding) the redemption date and any outstanding Arrears of Interest. Upon the expiry of such notice, the Issuer will redeem the Securities.

The Trustee is under no obligation to ascertain whether a Change of Control Event or Change of Control or any event which could lead to the occurrence of or could constitute a Change of Control Event or Change of Control has occurred, and until it shall receive an Officer’s Certificate pursuant to the Indenture to the contrary, the Trustee may assume that no Change of Control Event or Change of Control or other such event has occurred.

The Issuer will notify the Trustee and the Principal Paying Agent of the redemption price of Securities to be redeemed promptly after the calculation thereof, and none of the Trustee, any Paying Agent or the Agent Bank shall have any responsibility for any calculation or determination in respect of the redemption price of any Securities, or any component thereof, including any Make Whole Redemption Amount, and shall be entitled to receive, and fully protected in relying upon, an officers’ certificate from the Issuer that states such redemption price.

Substitution or Variation

If an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event (each a “Substitution or Variation Event”) has occurred and is continuing, then the Issuer may, as an alternative to redemption, subject to the conditions set forth under “—Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation” (without any requirement for the consent or approval of the Holders) and subject to the Trustee, immediately prior to the giving of any notice referred to herein, having received an Officer’s Certificate and an Opinion of Counsel (each as defined in the Indenture), each stating to the effect that the provisions of this section have been complied with, and having given not less than 10 but not more than 60 days’ notice to the Trustee, the Principal Paying Agent and the Holders (which notice shall be irrevocable), at any time either (i) substitute all, but not less than all, of the Securities for, or (ii) vary the terms of the Securities with the effect that they remain or become (as the case may be), Qualifying Securities, and the Trustee shall (subject to the following provisions of this section and subject to the receipt by it of the Officer’s Certificate referred to below) agree to such substitution or variation.

Upon expiry of such notice, the Issuer will either vary the terms of or, as the case may be, substitute the Securities in accordance with this section.

The Trustee agrees, at the expense of the Issuer and subject as aforesaid, to use reasonable, non-discretionary and ministerial efforts to assist the Issuer in the substitution of the Qualifying Securities for the Securities, or the variation of the terms of the Securities so that they remain, or as appropriate, become, Qualifying Securities, provided that the Trustee shall not be obliged to participate in, or assist with, any such substitution or variation if the terms of the proposed Qualifying Securities or the participation in or assistance with such substitution or variation would impose, in the Trustee’s opinion, more onerous obligations upon it or expose it to any additional duties, responsibilities or liabilities or reduce or amend the rights and/or the protective provisions afforded to it in the terms of the Securities and/or any documents to which it is a party in any way and, separately, against which it is not indemnified and/or secured and/or prefunded to its satisfaction, if it shall so require. If the Trustee does not participate or assist as provided above, the Issuer may redeem the Securities as provided in “—Redemption”.

In connection with any substitution or variation in accordance with this section, the Issuer will comply with the rules of any stock exchange on which the Securities are for the time being listed or admitted to trading.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not give rise to any other Substitution or Variation Event with respect to the Qualifying Securities.

Any such substitution or variation in accordance with the foregoing provisions following a Substitution or Variation Event shall only be permitted if it does not result in the Qualifying Securities no longer being eligible for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as is attributed to the Securities on the date notice is given to Holders of the substitution or variation.

“Qualifying Securities” means securities that:

(a)            are issued by the Issuer or any wholly-owned direct or indirect finance subsidiary of the Issuer with a guarantee of such obligations by the Issuer;

(b)            rank and (save in the case of a direct issue by the Issuer) benefit from a guarantee that ranks in relation to the obligations of the Issuer under such securities and/or such guarantee (as the case may be), equally with the ranking of the Securities and pari passu in a winding-up or liquidation of the Issuer with any Parity Obligations of the Issuer;

(c)            contain terms not materially less favorable to Holders than the terms of the Securities (as reasonably determined by the Issuer (in consultation with an independent investment bank or counsel of international standing)) and which:

(i)            provide for the same or a more favorable Interest Rate from time to time as applied to the Securities immediately prior to such substitution or variation and preserve the same Interest Payment Dates;

(ii)            preserve the obligations (including the obligations arising from the exercise of any right) of the Issuer as to principal and as to redemption of the Securities, including (without limitation) as to timing of, and amounts payable upon, such redemption;

(iii)            preserve any existing rights under the terms of the Securities to any accrued interest, any Deferred Interest Payments, any Arrears of Interest and any other amounts payable under the Securities which, in each case, has accrued to Holders and not been paid;

(iv)          do not contain terms providing for the mandatory deferral of payments of interest and/or principal;

(v)            do not contain terms providing for loss absorption through principal write-down or conversion to ordinary shares; and

(vi)          are (i) listed on the Nasdaq Global Market, (ii) listed on the Official List and admitted to trading on the London Stock Exchange plc’s Main Market or (iii) listed on such other stock exchange as is a Recognized Stock Exchange at that time as selected by the Issuer.

For the purposes of the definition of Qualifying Securities:

“Official List” means the Official List of the Financial Conduct Authority acting under Part VI of the Financial Services and Markets Act 2000; and

“Recognized Stock Exchange” means a recognized stock exchange as defined in section 1005 of the Income Tax Act 2007 as the same may be amended from time to time and any provision statute or statutory instrument replacing the same from time to time.

Preconditions to Special Event Redemption, Change of Control Event Redemption, and Substitution and Variation

Prior to giving any notice of redemption pursuant to the provisions set for under “—Redemption” (other than redemption pursuant to “—Redemption—Issuer’s Call Option” or “—Redemption—Make Whole Redemption by the Issuer”) or any notice of substitution or variation pursuant to the provisions set forth in”—Substitution or Variation”, the Issuer will deliver to the Trustee an Officer’s Certificate in form satisfactory to the Trustee stating that the relevant requirement or circumstance giving rise to the right to redeem, substitute or vary is satisfied, and where the relevant Special Event requires measures reasonably available to the Issuer to be taken, the relevant Special Event cannot be avoided by the Issuer taking such measures. In relation to a substitution or variation pursuant to the provisions set forth in “—Substitution or Variation”, such certificate shall also include further certifications that the criteria specified in paragraphs (a) to (d) of the definition of Qualifying Securities will be satisfied by the Qualifying Securities upon issue and that such determinations were reached by the Issuer in consultation with an independent investment bank or counsel of international standing. The Trustee may rely absolutely upon and shall be entitled to accept such Officer’s Certificate without any liability to any person for so doing and without any further inquiry as sufficient evidence of the satisfaction of the conditions precedent set out in such paragraphs in which event it shall be conclusive and binding on the Holders.

Any redemption of the Securities in accordance with conditions set forth under “—Redemption—Issuer’s Call Option, —Redemption for Certain Taxation Reasons, —Redemption for Rating Reasons, —Redemption for Accounting Reasons or —Redemption for Change of Control Event”, shall be conditional on all outstanding Arrears of Interest being paid in full in accordance with the provisions under “—Optional Interest Deferral” on or prior to the date thereof, together with any accrued and unpaid interest up to (but excluding) such redemption, substitution or, as the case may be, variation date.

The Trustee is under no obligation to ascertain whether any Special Event or Change of Control Event or Change of Control or any event which could lead to the occurrence of, or could constitute, any such Special Event, Change of Control Event or Change of Control, has occurred and, until it shall receive an Officer’s Certificate pursuant to the Indenture to the contrary, the Trustee may assume that no such Special Event, Change of Control Event or Change of Control or such other event has occurred.

Subordination

In the event of:

(i)            an order being made, or an effective resolution being passed, for the winding-up of the Issuer (except, in any such case, a solvent winding-up solely for the purposes of a reorganization, reconstruction, amalgamation or the substitution in place of the Issuer of a “successor in business” of the Issuer, the terms of which reorganization, reconstruction, amalgamation or substitution do not provide for a claim to be made in the winding-up or administration of the Issuer in respect of the Securities); or

(ii)            an administrator of the Issuer being appointed and such administrator giving notice that it intends to declare and distribute a dividend,

(each, an “Additional Enforcement Event”), there shall be payable by the Issuer in respect of each Security (in lieu of any other payment by the Issuer), such amount, if any, as would have been payable to the Holder of such Security if, on the day prior to the commencement of the winding-up or such administration, as the case may be, and thereafter, such Holder were the holder of one of a class of preference shares in the capital of the Issuer (“Notional Preference Shares”) having an equal right to a return of assets in the winding-up or such administration, as the case may be, and so ranking pari passu with, the holders of Parity Obligations, but ranking junior to the claims of holders of all Senior Obligations (except as otherwise provided by mandatory provisions of law), on the assumption that the amount that such Holder was entitled to receive in respect of each Notional Preference Share on a return of assets in such winding-up or such administration, as the case may be, were an amount equal to the principal amount of the relevant Security and any accrued and unpaid interest and any outstanding Arrears of Interest (and, in the case of an administration, on the assumption that holders of preference shares were entitled to claim and recover in respect of their preference shares to the same degree as in a winding-up).

Nothing in this section “—Subordination—General” or “—Event of Default” shall affect or prejudice the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents or the rights and remedies of the Trustee or the Agents in respect thereof.

Accordingly, and without prejudice to the rights of the Trustee or the Agents, the claims of Holders of all Senior Obligations will first have to be satisfied in any winding-up or administration before the Holders may expect to obtain any recovery in respect of their Securities, and prior thereto, Holders will have only limited ability to influence the conduct of such winding-up or administration.

No Set-off, etc.

Subject to applicable law, no Holder may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer in respect of, or arising under or in connection with, the Securities and each Holder shall, by virtue of their holding of any Security, be deemed to have waived all such rights of set-off, compensation or retention. Notwithstanding the preceding sentence, if any of the rights and claims of any Holder in respect of or arising under or in connection with the Securities are discharged by set-off, such Holder will, subject to applicable law, (and by acquiring the Securities, will be deemed to have agreed that it shall) immediately pay an amount equal to the amount of such discharge to the Issuer or, if applicable, the liquidator, trustee, receiver or administrator of the Issuer and, until such time as payment is made, will hold a sum equal to such amount on trust for the Issuer or, if applicable, the liquidator, trustee, receiver or administrator in the Issuer’s winding-up or administration. Accordingly, any such discharge will be deemed not to have taken place.

Event of Default

For the avoidance of doubt, Sections 501(3)-(10)), Section 502, Section 503 and Section 507 of the Indenture shall not apply to the Securities.

Proceedings

If a default is made by the Issuer for a period of 14 days or more in the payment of any principal or premium (if any) or 21 days or more in the payment of any interest, in each case in respect of the Securities and which is due (an “Event of Default”), then the Issuer shall, without notice from the Trustee, be deemed to be in default under the Indenture and the Securities and the Trustee at its sole discretion may, notwithstanding the provisions set forth under “—Event of Default—Enforcement” below but subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”, institute proceedings for the winding-up of the Issuer and/or prove and/or claim in the winding-up or administration of the Issuer, such claim being subordinated, and for the amount, as provided in “—Subordination—General”.

Enforcement

The Trustee may, at its discretion (subject to the provisions set forth under “—Event of Default—Entitlement of Trustee”) and without further notice, institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any term or condition binding on the Issuer under the Indenture or the Securities, but in no event shall the Issuer, by virtue of the institution of any such proceedings, steps or actions, be obliged to pay any sum or sums sooner than the same would otherwise have been payable by it.

Entitlement of Trustee

The Trustee shall not be bound to take any of the actions referred to in the provisions set forth under “—Event of Default—Proceedings” or “—Event of Default—Enforcement” above against the Issuer to enforce the terms of the Indenture or the Securities at the request of the Holders or take any other action or step under or pursuant to the terms of the Securities or the Indenture unless (i) it shall have been so directed or requested in writing by the Holders of at least 25% in principal amount of the Securities then outstanding and (ii) it shall have been indemnified and/or secured and/or prefunded to its satisfaction. However, if an Event of Default or Additional Enforcement Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the request of the Holders of at least 25% in principal amount of the Securities then outstanding.

Right of Holders

No Holder shall be entitled to proceed directly against the Issuer or to institute proceedings for the winding-up or to prove or claim in the winding-up or administration of the Issuer (except actions for payment of overdue principal, premium or interest) unless the Trustee, having become so bound to proceed, institute, prove or claim, fails or is unable to do so within a 60 day period and such failure or inability shall be continuing, in which case such Holder shall have only such rights against the Issuer as those which the Trustee is entitled to exercise as set out in this section.

Extent of Holders’ remedy

No remedy against the Issuer, other than as referred to in this Event of Default section, shall be available to the Trustee or the Holders, whether for the recovery of amounts owing in respect of the Securities or under the Indenture or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Securities or under the Indenture. For the avoidance of doubt, nothing in the foregoing shall prevent the Trustee from proving in any winding-up or administration of the Issuer and/or claiming in any winding-up or administration of the Issuer (even if not instituted by the Trustee).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

Definitions

As used in this Security, the following terms have the meanings set forth below. All terms used in this Security which are not separately defined herein but which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

“Accounting Event” shall be deemed to occur if, as a result of a change in accounting principles which becomes effective on or after the Issue Date, but not otherwise, the obligations of the Issuer under the Securities must not or may no longer be recorded as a “financial liability” in the next following audited annual consolidated financial statements of the Issuer prepared in accordance with IFRS or any other accounting standards that the Issuer may adopt in the future for the preparation of its audited annual consolidated financial statements in accordance with United Kingdom company law;

“Agent Bank” is the agent bank that entered into the calculation agent agreement with the Issuer dated as of June 4, 2021, which will initially be The Bank of New York Mellon, London Branch;

“Agents” means the Agent Bank and the Paying Agent or any of them;

“Additional Enforcement Event” has the meaning given to it under “—Subordination”;

“Arrears of Interest” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Business Day” means a day, other than a Saturday, Sunday or public holiday, on which commercial banks and foreign exchange markets are open for general business in London and New York City;

“Calculation Amount” has the meaning given to it under “—Interest Payments—Interest Accrual”;

“Capital Event” shall be deemed to occur if the Issuer has received, and confirmed in writing to the Trustee that it has so received, confirmation from any Rating Agency then providing a solicited rating of the Issuer or the Securities at the invitation of, or with the consent of, the Issuer and in connection with which the Securities are assigned an equity credit, either directly or via a publication by such Rating Agency, that an amendment, clarification or change has occurred in its equity credit criteria which becomes effective on or after the Issue Date (or, if later, effective after the date on which the relevant Securities are assigned “equity credit” by such Rating Agency for the first time) and as a result of which, but not otherwise, the Securities will no longer be eligible (or if the Securities have been partially or fully re-financed since the Issue Date and are no longer eligible for “equity credit” in part or in full as a result thereof, the Securities would no longer have been eligible as a result of such change had they not been re-financed) for the same, or a higher amount of, “equity credit” (or such other nomenclature that the Rating Agency may then use to describe the degree to which an instrument exhibits the characteristics of an ordinary share) as was attributed to the Securities at the Issue Date (or if “equity credit” is not assigned to the Securities by the relevant Rating Agency on the Issue Date, at the date on which “equity credit” is assigned by such Rating Agency for the first time);

“Change of Control” means the occurrence of an event whereby any person or any persons acting in concert (as defined in the City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Issuer, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50% of the issued or allotted ordinary share capital of the Issuer or (B) shares in the capital of the Issuer carrying more than 50% of the voting rights normally exercisable at a general meeting of the Issuer; provided that, no Change of Control shall be deemed to occur if the event would otherwise have constituted a Change of Control occurs or is carried out for the purposes of a reorganizations on terms previously approved by the Holders of at least 75% in principal amount of the Securities then outstanding;

“Change of Control Event” shall be deemed to occur if:

(a)            a Change of Control occurs; and

(b)            any of the Issuer’s Senior Unsecured Obligations carry:

(A)            an investment grade credit rating (Baa3 BBB-, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Relevant Rating Agency at the invitation of the Issuer; or

(B)            (where there is no credit rating from any Relevant Rating Agency assigned at the invitation of the Issuer), an Investment Grade Rating by any Relevant Rating Agency of its own volition,

and

(x)            such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1 BB-, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Relevant Rating Agency;

(y)            and there remains no other Investment Grade Rating of any of the Issuer’s Senior Unsecured Obligations from any other Relevant Rating Agency; and

(c)            in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (b) above, such Relevant Rating Agency announces publicly or confirms in writing to the Issuer or the Trustee that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the Issuer’s Senior Unsecured Obligations are not assigned an Investment Grade Rating by any Relevant Rating Agency, a Change of Control Event will be deemed to occur upon the occurrence of a Change of Control alone.

If the rating designations employed by either Moody’s Investors Service Limited (“Moody’s”) or S&P Global Ratings Europe (“S&P”) are changed from those which are described in paragraph (b) of the definition of “Change of Control Event” above, or if a rating is procured from a Substitute Relevant Rating Agency, the Issuer shall determine the rating designations of Moody’s or S&P or such Substitute Relevant Rating Agency (as appropriate) as are most equivalent to the prior rating designations of Moody’s or S&P and the definition of “Change of Control Event” shall be construed accordingly;

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the Senior Unsecured Obligations are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Compulsory Arrears of Interest Settlement Event” shall have occurred if:

(a)            a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of (i) ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (x) such dividend, other distribution or payment was required to be resolved on, declared, paid or made exclusively in ordinary shares of the Issuer or in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions or (y) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such dividend, distribution or other payment; or

(b)            a dividend (either interim or final), other distribution or payment was validly resolved on, declared, paid or made in respect of any Parity Obligations of the Issuer, except where such dividend, distribution or payment was required to be declared, paid or made under the terms of such Parity Obligations of the Issuer or by mandatory operation of law; or

(c)            the Issuer has redeemed, repurchased or otherwise acquired (i) any ordinary shares of the Issuer, (ii) any obligations of the Issuer which rank or are expressed to rank pari passu with the ordinary shares of the Issuer or (iii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the ordinary shares of the Issuer, except where (v) such repurchase or acquisition was undertaken in respect of any share option, or any free share allocation plan in each case reserved for directors, officers and/or employees of the Issuer or any of its affiliates or any associated liquidity agreements or any associated hedging transactions, (w) the Issuer is obliged under the terms of such securities or by mandatory operation of law to make such repurchase or acquisition or (x) such repurchase or acquisition was made by or on behalf of the Issuer as part of an intra-day transaction that does not result in an increase in the aggregate number of ordinary shares held by or on behalf of the Issuer as treasury shares at 8:30 a.m. London time on the Interest Payment Date on which any outstanding Arrears of Interest were first deferred, (y) such repurchase or acquisition results from hedging of any convertible securities issued by the Issuer or by any Subsidiary of the Issuer and guaranteed by the Issuer; or (z) such repurchase or acquisition results from the settlement of existing equity derivatives after the Interest Payment Date on which any outstanding Arrears of Interest were first deferred;

(d)            the Issuer, or any Subsidiary of the Issuer, has redeemed, repurchased or otherwise acquired any Parity Obligations of the Issuer, except where (x) such redemption, repurchase or acquisition is effected as a public cash tender offer or public exchange offer at a purchase price per security which is below its par value or (y) the Issuer, or any Subsidiary of the Issuer, is obliged under the terms of such securities or by mandatory operation of law to make such redemption, repurchase or acquisition or (z) such acquisition results from the conversion of any convertible securities issued by the Issuer or issued by a Subsidiary of the Issuer with a guarantee from the Issuer;

“Deferred Interest Payment” has the meaning given to it under “—Optional Interest Deferral—Deferral of Payments”;

“Determination Agent” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“First Fixed Interest Rate” has the meaning given to it under “—Interest Payments—First Fixed Interest Rate”;

“First Call Date” means December 4, 2050;

“First Reset Date” means June 4, 2051;

“Interest Payment” means, in respect of an Interest Payment Date, the amount of interest payable on the Securities for the relevant Interest Period in accordance with “—Interest Payments”;

“Interest Payment Date” means June 4 and December 4 in each year, commencing on (and including) December 4, 2021, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Interest Period” means the period beginning on (and including) the Issue Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date;

“Interest Rate” means the First Fixed Interest Rate and/or each Subsequent Fixed Interest Rate, as the case may be;

“Issue Date” has the meaning given to it under “—Interest Payments—Interest Rate”;

“Junior Obligations” means any shares in the capital of the Issuer (except for preference shares in the capital of the Issuer (if any)) or any other securities or obligations issued or owed by the Issuer (including guarantees or indemnities or support arrangements given by the Issuer in respect of securities or obligations owed by other persons) which rank, or are expressed to rank, junior to the Securities or to the most junior class of preference shares in the capital of the Issuer;

“Make Whole Redemption Amount” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Mandatory Settlement Date” means the earlier of:

(a)            the date on which a Compulsory Arrears of Interest Settlement Event occurs;

(b)            the next scheduled Interest Payment Date on which the Issuer pays interest on the Securities; or

(c)            the date on which the Securities are redeemed or repaid in accordance with “—Subordination”, “—Redemption” or “—Event of Default”;

“Maturity Date” means June 4, 2081, subject to adjustment as described under “—Interest Payments—Interest Rate”;

“Parity Obligations” means (if any) (i) the most junior class of preference share capital in the Issuer ranking ahead of the ordinary shares in the capital of the Issuer and any other obligations of the Issuer, issued directly or indirectly by it, which rank, or are expressed to rank, pari passu with the Securities or such preference shares and (ii) any obligations of any Subsidiaries of the Issuer benefiting from a guarantee or support agreement entered into by the Issuer which ranks, or is expressed to rank, pari passu with the Securities or such preference shares;

“Qualifying Securities” has the meaning given to it under “—Substitution or Variation”;

“Rating Agency” means Fitch Ratings Limited, Moody’s or S&P or any of their respective affiliates or successors or any rating agency substituted for any of them by the Issuer from time to time;

“Redemption Margin” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond Price” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Bond Rate” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Date” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Government Bond Dealer” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Reference Government Bond Dealer Quotations” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Remaining Term Interest” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Relevant Date” means (i) in respect of any payment other than a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date on which such payment first becomes due and payable but, if the full amount of the moneys payable on such date has not been received by the Principal Paying Agent or the Trustee on or prior to such date, the Relevant Date means the date on which such moneys shall have been so received and notice to that effect shall have been given to the Holders, and (ii) in respect of a sum to be paid by the Issuer in a winding-up or administration of the Issuer, the date which is one day prior to the date on which an order is made or a resolution is passed for the winding-up or, in the case of an administration, one day prior to the date on which any dividend is distributed;

“Relevant Rating Agency” means Moody’s or S&P or any of their respective affiliates or successors or any rating agency (a “Substitute Relevant Rating Agency”) substituted for any of them by the Issuer from time to time;

“Reset Date” means the First Reset Date and each date falling on the fifth anniversary of the First Reset Date;

“Reset Interest Determination Date” means the second U.S. Government Business Day prior to the relevant Reset Date;

“Reset Period” means the period from one Reset Date to (but excluding) the next following Reset Date;

“Senior Obligations” means all obligations of the Issuer, issued directly or indirectly by it, other than Parity Obligations and Junior Obligations;

“Senior Unsecured Obligations” means any of the Issuer’s senior unsecured obligations;

“Similar Security” has the meaning given to it under “—Redemption—Make Whole Redemption by the Issuer”;

“Special Event” means any of an Accounting Event, a Capital Event, a Tax Event or a Withholding Tax Event or any combination of the foregoing;

“Subsequent Fixed Interest Rate” has the meaning given to it under “—Interest Payments—Subsequent Fixed Interest Rates”;

“Subsidiary” means a subsidiary within the meaning of Section 1159 of the Companies Act 2006;

“Substitution or Variation Event” has the meaning given to it under “—Substitution or Variation”;

“successor in business” means, in relation to a company, any other company which:

(a)            owns beneficially the whole or substantially whole of the undertaking, property and assets owned by such company immediately prior thereto; and

(b)            carries on, as successor to such company, the whole or substantially the whole of the business carried on by such company immediately prior thereto;

“Tax Event” shall be deemed to have occurred if as a result of a Tax Law Change:

(a)            in respect of, or as a result of, the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, the Issuer would not be entitled to claim a deduction in computing its taxation liabilities in its jurisdiction of incorporation, and any other territory or authority or additional territory or authority to whose taxing jurisdiction the Issuer has become subject (the “Relevant Jurisdiction”) or such entitlement is materially reduced or materially delayed (a “disallowance”);

(b)            the Securities are prevented from being treated as loan relationships for tax purposes in the Relevant Jurisdiction; or

(c)            in respect of the Issuer’s obligation to make any Interest Payment on the next following Interest Payment Date, where a deduction arises in respect of such Interest Payment the Issuer would not to any material extent be entitled to have such deduction set against the profits of companies with which it is grouped for applicable tax purposes in the Relevant Jurisdiction (whether under the group relief system current as at the Issue Date or any similar system or systems having like effect as may from time to time exist) otherwise than as a result of a disallowance within (a), and, in each case, the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it, provided measures reasonably available to the Issuer shall not include allocating a disallowance provided for in (a) above to any other company or security;

“Tax Law Change” means a change in or proposed change in, or amendment or proposed amendment to, the laws or regulations of the Relevant Jurisdiction or any political subdivision or any authority thereof or therein having the power to tax, including any treaty to which the Relevant Jurisdiction is a party, or any change in the application of official or generally published interpretation of such laws or regulations, including a decision of any court or tribunal, or any interpretation or pronouncement by any relevant tax authority that provides for a position with respect to such laws or regulations or interpretation thereof that differs from the previously generally accepted position in relation to similar transactions, which change or amendment becomes, or would become, effective on or after the Issue Date;

“United Kingdom” means the United Kingdom of Great Britain and Northern Ireland;

“U.S. dollar”, “U.S.$” and “cent” mean the lawful currency of the United States of America; and a “Withholding Tax Event” shall be deemed to occur if as a result of a Tax Law Change, in making any payments on the Securities, the Issuer has paid or will or would on the next Interest Payment Date be required to pay Additional Amounts on the Securities and the Issuer cannot avoid the foregoing in connection with the Securities by taking measures reasonably available to it.

Additional Amounts

Subject to the following sentence, Section 1104 of the Indenture shall apply to the Securities. Notwithstanding the foregoing, any amounts to be paid on the Securities by or on behalf of the Issuer, will be paid net of any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither the Issuer nor any person will be required to pay any additional amounts in respect of FATCA Withholding.

Certain Additional Provisions

The Securities of this series are issuable only in fully registered form without coupons in denominations that are even multiples of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except that, the subordination provisions of the Securities will be governed by and construed in accordance with English law). For the avoidance of doubt, the payment of the costs, charges, expenses, indemnities, liabilities or remuneration of the Trustee or the Agents shall be governed by the laws of the State of New York.

Exhibit D

DESCRIPTION OF THE SECURITIES

U.S.$500,000,000 NC5.25 Capital Securities due 2081 (the “Tranche 1 Securities”)
Issuer	Vodafone Group Plc
Securities	Capital Securities
Ranking	Deeply subordinated; senior only to ordinary shares
Expected Instrument Ratings(1)	Ba1 / BB+ / BB+ (Moody’s / S&P / Fitch)
Maturity	June 4, 2081
Issue Date	June 4, 2021 (T+3)
First Call Date	June 4, 2026 (3 months prior to First Tranche 1 Reset Date)
First Tranche 1 Reset Date	September 4, 2026
Reset Dates	First Tranche 1 Reset Date and each fifth anniversary thereafter
Reoffer Price	100.000%
Reoffer Yield	3.250% (Semi-Annual Yield)
Interest Payment Dates	Semi-annually in arrears on March 4 and September 4 in each year, commencing March 4, 2022, and at Maturity
First Fixed Interest Rate	3.250%, from and including June 4, 2021 to (but excluding) September 4, 2026
Benchmark	UST 0.750% May-26
Benchmark Yield	0.803%
Spread to Benchmark	244.7 bps
Subsequent Fixed Interest Rates	The Five-Year Treasury Rate for the relevant Reset Period plus the Margin applicable to that Reset Period
Margin

•    For each Reset Period commencing on (and including) First Tranche 1 Reset Date and ending on (but excluding) September 4, 2031: 244.7 bps

•    For each Reset Period commencing on (and including) September 4, 2031 and ending on (but excluding) September 4, 2046: 269.7 bps

•    For each Reset Period on or after September 4, 2046: 344.7 bps

Underwriting Discount	0.700%
CUSIP	92857W BV1
ISIN	US92857WBV19

U.S.$1,000,000,000 NC10 Capital Securities due June 2081 (the “Tranche 2 Securities”)
Issuer	Vodafone Group Plc
Securities	Capital Securities
Ranking	Deeply subordinated; senior only to ordinary shares
Expected Instrument Ratings(1)	Ba1 / BB+ / BB+ (Moody’s / S&P / Fitch)
Maturity	June 4, 2081
Issue Date	June 4, 2021 (T+3)
First Call Date	March 4, 2031 (3 months prior to First Tranche 2 Reset Date)
First Tranche 2 Reset Date	June 4, 2031
Reset Dates	First Tranche 2 Reset Date and each fifth anniversary thereafter
Reoffer Price	100.000%
Reoffer Yield	4.125% (Semi-Annual Yield)
Interest Payment Dates	Semi-annually in arrears on June 4 and December 4 in each year, commencing December 4, 2021
First Fixed Interest Rate	4.125%, from and including June 4, 2021 to (but excluding) June 4, 2031
Benchmark	UST 1.625% May-31
Benchmark Yield	1.608%
Spread to Benchmark	251.7 bps
Subsequent Fixed Interest Rates	The Five-Year Treasury Rate for the relevant Reset Period plus the Margin applicable to that Reset Period
Margin	• For each Reset Period commencing on (and including) First Tranche 2 Reset Date and ending on (but excluding) June 4, 2051: 276.7 bps • For each Reset Period on or after June 4, 2051: 351.7 bps
Underwriting Discount	0.700%
CUSIP	92857W BW9
ISIN	US92857WBW91

U.S.$950,000,000 NC30 Capital Securities due June 2081 (the “Tranche 3 Securities” and, together with the Tranche 1 Securities and the Tranche 2 Securities, the “Securities”)
Issuer	Vodafone Group Plc
Securities	Capital Securities
Ranking	Deeply subordinated; senior only to ordinary shares
Expected Instrument Ratings(1)	Ba1 / BB+ / BB+ (Moody’s / S&P / Fitch)
Maturity	June 4, 2081
Issue Date	June 4, 2021 (T+3)
First Call Date	December 4, 2050 (6 months prior to First Tranche 3 Reset Date)
First Tranche 3 Reset Date	June 4, 2051
Reset Dates	First Tranche 3 Reset Date and each fifth anniversary thereafter
Reoffer Price	100.000%
Reoffer Yield	5.125% (Semi-Annual Yield)
Interest Payment Dates	Semi-annually in arrears on June 4 and December 4 in each year, commencing December 4, 2021
First Fixed Interest Rate	5.125%, from and including June 4, 2021 to (but excluding) June 4, 2051
Benchmark	UST 1.875% Feb-51
Benchmark Yield	2.302%
Spread to Benchmark	282.3 bps
Subsequent Fixed Interest Rates	The Five-Year Treasury Rate for the relevant Reset Period plus the Margin applicable to that Reset Period
Margin	• For each Reset Period commencing on (and including) First Tranche 3 Reset Date and ending on (but excluding) June 4, 2071: 307.3 bps • For each Reset Period on or after June 4, 2071: 382.3 bps
Underwriting Discount	0.700%
CUSIP	92857W BX7
ISIN	US92857WBX74

The following terms apply to each tranche of the Securities:

Regular Record Dates for Interest	For global securities, close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1 (and otherwise 15 calendar days prior to such date, whether or not a business day)
Business Day Convention	Modified Following, Unadjusted
Day Count Fraction	30/360
Change of Control	Call at Issuer’s option at 101% plus accrued and unpaid interest and outstanding Arrears of Interest. If not called, 500bps step-up
Optional Interest Deferral	At any time (in whole or in part) on a cash-cumulative and compounding basis (“Arrears of Interest”)
Settlement of Arrears of Interest

At any time at the Issuer’s sole discretion subject to a notice period; Mandatory Settlement (in whole but not in part):

(i)     following dividends, other distributions or payments in respect of parity obligations and other events that constitute Compulsory Arrears of Interest Settlement Events,

(ii)   on the next scheduled interest payment date on which the Issuer pays interest on the relevant Securities, or

(iii)  on the date on which the relevant Securities are redeemed or repaid

(as more fully described in the preliminary prospectus supplement dated June 1, 2021)

Early Redemption	Optional; Make Whole; Accounting Event; Tax Event; Capital Event; Change of Control; Withholding Tax Event
Substitution / Variation	Upon the occurrence of an Accounting Event; Tax Event; Capital Event; Withholding Tax Event subject to certain preconditions
Listing	Nasdaq Global Market
Governing Law	New York, except subordination provisions to be governed by English law
Use of Proceeds	For general corporate purposes, which may include funding repurchases of ordinary shares issued in connection with the £1,720,000,000 1.50% Subordinated Mandatory Convertible Bonds due 2022.
Risk Factors	Investors should carefully consider all of the information in this final term sheet, the preliminary prospectus supplement dated June 1, 2021 and the prospectus, which includes information incorporated by reference. In particular, investors should evaluate the specific factors under “Risk Factors” beginning on page S-3 of the preliminary prospectus supplement dated June 1, 2021, “Risk Factors” beginning on page 6 of the prospectus, “Principal risk factors and uncertainties” beginning on page 62 of the Issuer’s Annual Report on Form 20-F for the fiscal year ended March 31, 2020, “Risk Factors” beginning on page 42 of the Issuer’s Half Year Report for the six months ended September 30, 2020 and “Risk Factors” beginning on page 39 of the Issuer’s Preliminary Results for the year ended March 31, 2021 for risks involved with an investment in the Securities
Denominations	Even multiples of USD1,000
Underwriters	Barclays Capital Inc., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Standard Chartered Bank
Trustee and Principal Paying Agent	The Bank of New York Mellon, London Branch
Agent Bank	The Bank of New York Mellon, London Branch
Prohibition of Sales to EEA Retail Investors	Applicable
Prohibition of Sales to UK Retail Investors:	Applicable
Definitions	Unless otherwise defined herein, all capitalized terms have the meaning set forth in the preliminary prospectus supplement dated June 1, 2021

Note:

(1)	An explanation of the significance of ratings may be obtained from the ratings agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rate of the notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.